Management of financial risk - Valuation inputs and relationships to fair value for loans and advances to customers (Details) - Loans and advances to customers from virtual bank - Level 3	Dec. 31, 2023
Discount rate
Valuation inputs and relationships to fair value liabilities
Range of inputs, minimum	7.09%
Range of inputs, maximum	10.29%
Prepayment ratio
Valuation inputs and relationships to fair value liabilities
Range of inputs, minimum	0.36%